NEVADA TITLE COMPANY

2500 N Buffalo, Suite 140, Las Vegas. NV 22128
(702) 289-8000  FAX: (702) 966-0548




                        AMENDMENT TO ESCROW INSTRUCTIONS

Escrow No:  03-09-0232-DTL                             December 4, 2003


The above captioned escrow is hereby amended in the following particulars only:

Buyer and Seller hereby agree to extend the close of escrow from January 15, 2004 to on or before January 30th 2004.

All other terms and conditions of the original Escrow Instructions and any prior amendments shall remain the same.



Centrex Homes, A Nevada General Partnership

/s/ Brad Burns
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By: Brad Burns, Division President


America Care Group, Inc., a Nevada corporation


By: /s/ Ronald J. Tassinari
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Name: Ronald J. Tassinari
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Title: President
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